Filed pursuant to Rule 497(a)(1)

File No. 333-179450

Rule 497 AD

Oxford Lane Capital Corp.	PRESS RELEASE

8 Sound Shore Drive, Suite 255 Greenwich, CT 06830 (203) 983-5275 http://www.oxfordlanecapital.com	Contact: Patrick Conroy 203-983-5282

FOR IMMEDIATE RELEASE

Oxford Lane Capital Corp. Announces Extension of Non-Transferable Rights Offering

Greenwich, CT – 04/16/2012 – Oxford Lane Capital Corp. (the “Company”) (NASDAQ: OXLC) announced today that it has extended the expiration date of its previously announced non-transferable rights offering to purchase shares of common stock of the Company (the “Offering”) to April 27, 2012. As a result of this extension, set forth below are important dates to remember relating to the Offering:

Important Dates to Remember

Record Date	April 11, 2012
Subscription Period	from April 11, 2012 to April 27, 2012
Expiration Date	April 27, 2012
Deadline for Delivery of Subscription Certificates and Payment for Shares(1)	April 27, 2012
Deadline for Delivery of Notice of Guaranteed Delivery(1)	April 27, 2012
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	May 2, 2012
Confirmations Mailed to Participants	May 7, 2012
Final Payment for Shares	May 25, 2012
(1)	Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company before investing. This information can be found in the Company’s prospectus, a copy of which may be obtained, when available, by contacting the Information Agent, Georgeson Inc. at (866) 296-5716. An investor should read the Company’s prospectus before investing. Investors should also carefully consider the risks and other factors relating to the Offering set forth in the Company’s prospectus, including the dilutive effect the Offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The Offering may be made only by means of a prospectus, copies of which may be obtained when available from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600); and JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, (telephone number 415-835-8985).

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It seeks to achieve its investment objective by investing primarily in senior secured loans made to companies whose debt is unrated or is rated below investment grade, with an emphasis on current income.  Those investments may take a variety of forms, including the direct purchases of senior loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of senior loans.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the prospectus dated March 28, 2012.  We undertake no obligation to update such statements to reflect subsequent events.

For further information regarding the Offering please contact the Information Agent:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038
Toll-free: (866) 296-5716
Broker-dealers and nominees may call (212) 440-9800